UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
_______________________________________

Date of Report: March 1, 2016
(Date of earliest event reported)

Phillips 66 Partners LP
(Exact name of registrant as specified in its charter)

Delaware	001-36011	38-3899432
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3010 Briarpark Drive
Houston, Texas 77042
(Address of principal executive offices and zip code)

(855) 283-9237
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

As previously announced, on February 17, 2016, Phillips 66 Partners LP (the "Partnership") entered into a Contribution, Conveyance and Assumption Agreement (the "Contribution Agreement") with Phillips 66 Partners GP LLC (the "General Partner"), Phillips 66 Company ("P66 Company"), and Phillips 66 Project Development Inc. ("P66 PDI"), each a wholly owned subsidiary of Phillips 66 ("PSX"). Pursuant to the Contribution Agreement, the Partnership acquired from P66 PDI (the "Fractionator Transaction"), through a series of intercompany contributions, 100 percent of the limited liability company interests (the "Acquired Interests") in each of Phillips 66 Sweeny Frac Alpha LLC ("Alpha LLC") and Phillips 66 Sweeny Frac GP LLC ("Sweeny Frac GP"). Alpha LLC owns a 25 percent limited partner interest in Phillips 66 Sweeny Frac LP ("Sweeny Frac LP"), and Sweeny Frac GP owns a noneconomic general partner interest in and is the sole general partner of Sweeny Frac LP. Sweeny Frac LP owns 100 percent of the limited liability company interests in Phillips 66 Sweeny Frac LLC ("Frac LLC"), which owns the assets described below:

•
A natural gas liquids ("NGL") fractionator at the Phillips 66 Sweeny refinery in Old Ocean, Texas, with the capacity to fractionate 100,000 barrels per day of Y-grade NGL into ethane, propane, butane, isobutane and natural gasoline (the "Sweeny Frac").

•
Five storage caverns located between the Sweeny refinery and Freeport, Texas, that will have a combined capacity to store 7.5 million barrels of Y-grade NGL, propane, and butane. Three of these caverns are currently in service and the remaining two caverns are expected to enter into service by the end of 2016 (the "Caverns").

The Fractionation Transaction closed on March 1, 2016. Total consideration of approximately $236 million was paid to P66 PDI for the Acquired Interests, consisting of the assumption by the Partnership of a note payable to P66 Company of approximately $212 million (the "Sponsor Note") and the issuance of 412,823 newly issued common units to P66 PDI and 8,425 general partner units to the General Partner to maintain its two percent general partner interest in the Partnership.

In connection with the Fractionator Transaction, the Partnership and its subsidiaries entered into the various agreements described below.

The above summary is qualified in its entirety by reference to the Contribution Agreement, a copy of which was filed as Exhibit 2.1 to the Partnership’s Current Report on Form 8-K filed on February 18, 2016, and incorporated herein by reference.

Fourth Amendment to the Omnibus Agreement
On March 1, 2016, the Partnership entered into a Fourth Amendment to the Omnibus Agreement (the "Omnibus Amendment") with the General Partner; P66 Company; Phillips 66 Pipeline LLC ("P66 Pipeline"); Phillips 66 Partners Holdings LLC, a wholly owned subsidiary of the Partnership ("PSXP Holdings"); and Phillips 66 Carrier LLC, a wholly owned subsidiary of PSXP Holdings ("PSXP Carrier"). The Omnibus Amendment amends the parties’ existing Omnibus Agreement to, among other things, provide for additional services to be provided to the Partnership by P66 Company in connection with the Acquired Interests and the operations of Sweeny Frac LP and Frac LLC and increase the monthly operational and administrative support fee payable by the Partnership to P66 Company from $2,474,167 to $2,999,167.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Omnibus Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Third Amendment to the Operational Services Agreement
On March 1, 2016, PSXP Holdings and PSXP Carrier entered into a Third Amendment to the Operational Services Agreement (the "Operational Services Amendment") with P66 Pipeline. The Operational Services Amendment amends the parties’ existing Operational Services Agreement to, among other things, provide that the services provided to the Partnership by P66 Pipeline under the Operational Services Agreement will also be provided in support of the Acquired Interests and the operations of Sweeny Frac LP and Frac LLC.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Operational Services Amendment, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Fractionation Agreement

On March 1, 2016, Frac LLC and P66 Company entered into a Fractionation Agreement (the "Fractionation Agreement") pursuant to which Frac LLC will charge fees to P66 Company for fractionating Y-grade NGL into ethane, propane, butane, isobutane and natural gasoline at the Sweeny Frac. P66 Company will pay a monthly fee based on the volume of NGL fractionated with minimum contract volume commitments and excess fees if the fractionated volume exceeds specified limits. The fees payable by P66 Company to Frac LLC are subject to adjustment each year beginning on January 1, 2017, based on the Consumer Price Index for All Urban Consumers. The Fractionation Agreement has a primary term of ten years, after which the parties may agree to extend the term of the agreement.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Fractionation Agreement, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Natural Gas Liquids Storage Agreement (Clemens Facility)

On March 1, 2016, Frac LLC and P66 Company entered into a Natural Gas Liquids Storage Agreement (the "Clemens Storage Agreement") pursuant to which Frac LLC will charge fees to P66 Company for storing raw NGL and fractionated products in the Caverns. P66 Company will pay a monthly fee based on minimum storage commitments, a deficiency payment if the actual volume stored is less than the minimum storage volume, and excess fees if the stored volume exceeds specified limits. The fees payable by P66 Company to Frac LLC are subject to adjustment each year beginning on January 1, 2017, based on the Consumer Price Index for All Urban Consumers. The Clemens Storage Agreement has a primary term of ten years, after which the parties may agree to extend the term of the agreement.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Clemens Storage Agreement, a copy of which is filed as Exhibit 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

Lease Agreement

On March 1, 2016, Frac LLC and P66 Company entered into a Lease Agreement (the "Sweeny Lease") pursuant to which Frac LLC will lease from P66 Company the real property underlying or associated with the Sweeny Frac (the "Premises"). Rent under the Sweeny Lease is payable by Frac LLC in annual installments of $1,625, plus any and all property taxes and other costs or expenses related to the lease of the Premises. The Sweeny Lease has a base term of 40 years and may be renewed by Sweeny Frac for up to three ten-year periods upon 90 days' written notice from Frac LLC to P66 Company prior to the end of the base term or any renewal term, as applicable. The Sweeny Lease provides Frac LLC with an exclusive and irrevocable option to purchase the Premises at the then-current market value at any time during the term of the Sweeny Lease.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Sweeny Lease, a copy of which is filed as Exhibit 10.5 to this Current Report on Form 8-K and incorporated herein by reference.

Assignment and Assumption of Note

The information set forth under Item 2.03 below with respect to the Assignment and Assumption of Note is incorporated herein by reference.

Agreement of Limited Partnership of Phillips 66 Sweeny Frac LP
On March 1, 2016, in connection with Fractionator Transaction, the Partnership became a party, through its ownership of Alpha LLC, to the Agreement of Limited Partnership of Phillips 66 Sweeny Frac LP (the "Sweeny Frac LP Agreement"). As described above, Alpha LLC owns a 25% limited partner interest in Sweeny Frac LP, and Sweeny Frac GP owns a noneconomic general partner interest in and is the sole general partner of Sweeny Frac LP. Certain subsidiaries of P66 Company own the remaining 75% limited partner interest in Sweeny Frac LP. Sweeny Frac GP has sole responsibility for managing Sweeny Frac LP, subject to the unanimous approval of the limited partners of Sweeny Frac LP for certain actions.

Under the Sweeny Frac LP Agreement, each of the limited partners of Sweeny Frac LP shall be required to contribute its proportionate share of capital to Sweeny Frac LP if capital contributions are necessary to fund all or part of Sweeny Frac LP’s construction cost obligations under the Contribution Agreement, up to a specified cap set forth in the Contribution Agreement. Further, each of the limited partners will have the option to contribute its proportionate share of additional capital to Sweeny Frac LP if any additional capital contributions are necessary or appropriate to conduct the business of Sweeny Frac LP. To the extent that any limited partner elects not to make any such capital contributions, the contributing partner or partners will be permitted to make additional capital contributions in exchange for additional limited partner interests in Sweeny Frac LP.

The above summary is qualified in its entirety by reference to the full text of the Sweeny Frac LP Agreement, a copy of which is filed as Exhibit 10.7 to this Current Report on Form 8-K and incorporated herein by reference.

Relationships

Each of the parties to the various agreements described above is a direct or indirect subsidiary of PSX. As a result, certain individuals, including officers of PSX and officers and directors of the General Partner, serve as officers and/or directors of one or more of such entities. P66 PDI currently (as of the date of this Current Report on Form 8-K) owns 58,761,865 common units of the Partnership representing a 69.5 percent limited partner interest in the Partnership based on the number of common units outstanding as of March 1, 2016. P66 PDI also owns an indirect two percent general partner interest in the Partnership and all of the Partnership’s incentive distribution rights through its ownership of the General Partner.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On March 1, 2016, the Partnership entered into an Assignment and Assumption of Note (the "Assumption Agreement") with Alpha LLC and P66 Company, pursuant to which the Partnership assumed the obligations of Alpha LLC under the Sponsor Note. The Sponsor Note matures on October 1, 2020, and bears interest at the rate of 3.0 percent per annum. Interest on the Sponsor Note is payable quarterly and all principal and any accrued and unpaid interest on the Sponsor Note is due and payable at maturity. The Sponsor Note may be paid in whole or in part prior to that date with no penalty, and contains customary default provisions for failure to pay principal or interest.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Assumption Agreement, a copy of which is filed as Exhibit 10.6 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities

The description in Item 1.01 above of the Partnership’s issuance of Common Units to P66 PDI on March 1, 2016, in connection with the closing of the Fractionation Transaction is incorporated in this Item 3.02 by reference. The issuance of the Common Units was completed in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended, under Section 4(a)(2), as a transaction by an issuer not involving a public offering.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On March 1, 2016, in connection with the closing of the Fractionation Transaction, the General Partner adopted Amendment No. 1 to the First Amended and Restated Agreement of Limited Partnership of Phillips 66 Partners LP (the “LP Agreement Amendment”) to amend and restate the definition of the defined term “Subsidiary.”

The above summary is qualified in its entirety by reference to the full text of the LP Agreement Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.		Description
3.1	--	Amendment No. 1 to First Amended and Restated Agreement of Limited Partnership of Phillips 66 Partners LP, dated March 1, 2016.
10.1	--
Fourth Amendment to the Omnibus Agreement, dated as of March 1, 2016, by and among Phillips 66 Company, on behalf of itself and the other Phillips 66 Entities (as defined in the Omnibus Agreement), Phillips 66 Pipeline LLC, Phillips 66 Partners LP, Phillips 66 Partners Holdings LLC, Phillips 66 Carrier LLC and Phillips 66 Partners GP LLC.

10.2	--	Third Amendment to the Operational Services Agreement, dated as of March 1, 2016, by and among Phillips 66 Carrier LLC, Phillips 66 Partners Holdings LLC, and Phillips 66 Pipeline LLC.
10.3†	--	Fractionation Agreement, dated March 1, 2016, by and between Phillips 66 Sweeny Frac LLC and Phillips 66 Company.
10.4†	--	Natural Gas Liquids Storage Agreement (Clemens Facility), dated December 1, 2014, by and between Phillips 66 Sweeny Frac LLC and Phillips 66 Company.
10.5	--	Lease Agreement, dated as of March 1, 2016, by and between Phillips 66 Sweeny Frac LLC and Phillips 66 Company.
10.6	--	Assignment and Assumption of Note, dated as of March 1, 2016, by and among Phillips 66 Company, Phillips 66 Partners LP, and Phillips Sweeny Frac Alpha LLC.
10.7	--	Agreement of Limited Partnership of Phillips 66 Sweeny Frac LP, dated effective as of March 1, 2016.
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† Confidential treatment has been requested for certain portions of this Exhibit pursuant to a confidential treatment request filed with the Securities and Exchange Commission on March 1, 2016. Such portions have been omitted and filed separately with the Securities and Exchange Commission.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Phillips 66 Partners LP
	By:	Phillips 66 Partners GP LLC, its general partner

Dated: March 1, 2016	By:	/s/ J.T. Liberti
J.T. Liberti Vice President and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.		Description
3.1	--	Amendment No. 1 to First Amended and Restated Agreement of Limited Partnership of Phillips 66 Partners LP, dated March 1, 2016.
10.1	--
Fourth Amendment to the Omnibus Agreement, dated as of March 1, 2016, by and among Phillips 66 Company, on behalf of itself and the other Phillips 66 Entities (as defined in the Omnibus Agreement), Phillips 66 Pipeline LLC, Phillips 66 Partners LP, Phillips 66 Partners Holdings LLC, Phillips 66 Carrier LLC and Phillips 66 Partners GP LLC.

10.2	--	Third Amendment to the Operational Services Agreement, dated as of March 1, 2016, by and among Phillips 66 Carrier LLC, Phillips 66 Partners Holdings LLC, and Phillips 66 Pipeline LLC.
10.3†	--	Fractionation Agreement, dated March 1, 2016, by and between Phillips 66 Sweeny Frac LLC and Phillips 66 Company.
10.4†	--	Natural Gas Liquids Storage Agreement (Clemens Facility), dated December 1, 2014, by and between Phillips 66 Sweeny Frac LLC and Phillips 66 Company.
10.5	--	Lease Agreement, dated as of March 1, 2016, by and between Phillips 66 Sweeny Frac LLC and Phillips 66 Company.
10.6	--	Assignment and Assumption of Note, dated as of March 1, 2016, by and among Phillips 66 Company, Phillips 66 Partners LP, and Phillips Sweeny Frac Alpha LLC.
10.7	--	Agreement of Limited Partnership of Phillips 66 Sweeny Frac LP, dated effective as of March 1, 2016.
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† Confidential treatment has been requested for certain portions of this Exhibit pursuant to a confidential treatment request filed with the Securities and Exchange Commission on March 1, 2016. Such portions have been omitted and filed separately with the Securities and Exchange Commission.